UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 30, 2014

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 441-2051

Not Applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On June 2, 2014, Immucor, Inc. (the “Company”) announced that on May 30, 2014 the U.S. Food and Drug Administration informed the Company that the Notice of Intent to Revoke (“NOIR”) has been lifted.

On June 2, 2014 the Company issued a press release announcing the lifting of the NOIR. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated June 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

IMMUCOR, INC.

Date: June 3, 2014	By:	/s/Christopher Visick
Christopher Visick
VP, General Counsel and Secretary